                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Money Market Fund
                     Social Awareness Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. The sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.69.%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses1                                                                        2.90%
 Total Annual Fund Operating Expenses                                                   3.59%
 Less Fee Waiver and Expense Reimbursement2                                            (2.75%)
 Net Expenses                                                                           0.84%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 86         $ 844        N/A             N/A

*Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of the comparable accounts shows you how a substantailly similar account (or composite of substantially similar accounts), managed by the applicable sub-advisers, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Asset Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two accounts, which included one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.63%
Less Fee Waiver and Expense Reimbursement2                                              (2.77%)
Net Expenses                                                                             0.86%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 88         $ 854        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the"Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occured while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent within MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request Total returns and expenses are not annualized for the first year of operations.

3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.88%
Less Fee Waiver and Expense Reimbursement2                                              (2.70%)
Net Expenses                                                                             1.18%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 120          $ 935        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

GO-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month of mangement. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price- to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses1 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            1.83%               1.04%
Less Fee Waiver and Expense Reimbursement2 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses1 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 0.77%                    1.03%
Less Fee Waiver and Expense Reimbursement2 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................                 0.84%                    0.89%

 1 "Other Expenses" are based on estimated expenses for the current fiscal year.

 2 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding Underlying Fund Fees and Expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 3 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 101          $ 638        N/A             N/A
                 Moderate Profile Fund       $ 108          $ 494        N/A             N/A
    Moderately Aggressive Profile Fund       $ 116          $ 462        N/A             N/A
               Aggressive Profile Fund       $ 121          $ 532        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     International Fund
                     Money Market Fund
                     Social Awareness Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses1 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            1.83%               1.04%
Less Fee Waiver and Expense Reimbursement2 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses1 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 0.77%                    1.03%
Less Fee Waiver and Expense Reimbursement2 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................                 0.84%                    0.89%

 1 "Other Expenses" are based on estimated expenses for the current fiscal year.

 2 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding Underlying Fund Fees and Expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 3 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 101          $ 638        N/A             N/A
                 Moderate Profile Fund       $ 108          $ 494        N/A             N/A
    Moderately Aggressive Profile Fund       $ 116          $ 462        N/A             N/A
               Aggressive Profile Fund       $ 121          $ 532        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth and Income Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Service Class


                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range for the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (4.72)%.

AG-2

Average Annual Total Return


                                                     For periods ended 12/31/04
                                       -------------------------------------------------------
                                        1 year        5 years        10 years        Lifetime*
                                       --------      ---------      ----------      ----------
              Aggressive Growth        13.37%        N/A            N/A             21.24%
  Russell Midcap Growth Index**        15.48%        N/A            N/A             33.05%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent appoximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.17%
 Annual Fund Operating Expenses                                                     1.16%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $118          $368           $638         $1,409


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2004 at: 3.53%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                        ---------------------------------------
                                                         1 year        5 years        10 years        Lifetime*
                                                        --------      ---------      ----------      ----------
                                            Bond        5.05%         N/A            N/A             4.06%
           Lehman Brothers U.S. Government/Credit Index*4.19%         N/A            N/A             4.10%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.36%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.67%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $68           $214           $373           $835


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those included in the Russell 1000 Growth. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 13.51%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.


Average Annual Total Returns


                                                   For periods ended 12/31/04
                                     -------------------------------------------------------
                                      1 year        5 years        10 years        Lifetime*
                                     --------      ---------      ----------      ----------
         Capital Appreciation        5.02%         N/A            N/A             15.00%
  Russell 1000 Growth Index**        6.30%         N/A            N/A             20.91%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.06%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.93%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $95           $324           $572         $1,282


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.09%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (0.16)%.


Average Annual Total Return (Standard Class)


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income            9.77%       4.66%          12.24%
  Russell 1000 Value Index*           16.49%       5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.05%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            1.01%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $103          $330           $575         $1,279


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 7.77%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (0.19)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 ---------------------------------------
                                  1 year        5 years        10 years        Lifetime*
                                 --------      ---------      ----------      ----------
  Global Asset Allocation        13.27%        N/A            N/A             16.39%
                   GSMI**        12.80%        N/A            N/A             24.07%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA
   (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.29%
 Annual Fund Operating Expenses                                                     1.28%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $130          $406           $702         $1,545


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.45%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.30)%.


Average Annual Total Return (Standard Class)


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


GI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.33%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.04%
 Annual Fund Operating Expenses                                                     0.62%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $63           $199           $346           $774


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 18.13%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 1.46%.


Average Annual Total Return


                                 For periods ended 12/31/04
                           ---------------------------------------
                            1 year        5 years        10 years        Lifetime*
                           --------      ---------      ----------      ----------
      International        20.63%        N/A            N/A             32.43%
  MSCI EAFE Index**        20.70%        N/A            N/A             41.17%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.82%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.16%
 Annual Fund Operating Expenses                                                     1.23%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $125          $390           $676         $1,489


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from$1.6 billion to $12.3 billion, as measured by Russell.The stock category may also include investments insmall-sized U.S. companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003.These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance.Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contact expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 7.58%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 0.03%.


Average Annual Total Return (Standard Class)


                                                              Forperiods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
               Citigroup 90 DayT-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of theRussell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

*** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

**** Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                          N/A
 Deferred Sales Charge (Load)                                                      N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                       N/A
 Redemption Fee                                                                    N/A
 Exchange Fee                                                                      N/A
 Account Maintenance Fee                                                           N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                    0.40%
 Distribution and/or Service (12b-1) fees                                          0.25%
 Other Expenses                                                                    0.09%
 Annual Fund Operating Expenses                                                    0.74%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $76           $237           $411           $918


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 0.31%.

The fund's lowest return for a quarter occurred in the second quarter of 2003 at: 0.06%.

The fund's 7-day yield ending December 31, 2004 was 1.51%.


Average Annual Total Return


                                               For periods ended 12/31/04
                                         ---------------------------------------
                                          1 year        5 years        10 years        Lifetime*
                                         --------      ---------      ----------      ----------
                     Money Market        0.63%         N/A            N/A             0.51%
  Citigroup 90 day T-Bill Index**        1.24%         N/A            N/A             1.15%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.44%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.09%
 Annual Fund Operating Expenses                                                     0.78%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $80           $249           $433           $966


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphais on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessaryily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 12.19%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.89)%.


Average Annual Total Return


                                    For periods ended 12/31/04
                              ---------------------------------------
                               1 year        5 years        10 years        Lifetime*
                              --------      ---------      ----------      ----------
      Social Awareness        12.42%        N/A            N/A             20.76%
  Russell 1000 Index**        11.40%        N/A            N/A             25.63%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.35%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.66%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $67           $211           $368           $822


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information (a) changes in the performance of the fund's Standard Class from year to year ; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 13.27%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: 1.20%.


Average Annual Total Return (Standard Class)


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.40%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.07%
 Annual Fund Operating Expenses                                                     0.72%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $74           $230           $401           $894


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees)1 ...................            0.25%               0.25%
Other Expenses2 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            2.08%               1.29%
Less Fee Waiver and Expense Reimbursement3 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees)1 ...................                 0.25%                    0.25%
Other Expenses2 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 1.02%                    1.28%
Less Fee Waiver and Expense Reimbursement3 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................                 0.84%                    0.89%

 1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

 2 "Other Expenses" are based on estimated expenses for the current fiscal year.

 3 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 4 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 126          $ 714        N/A             N/A
                 Moderate Profile Fund       $ 133          $ 571        N/A             N/A
    Moderately Aggressive Profile Fund       $ 142          $ 539        N/A             N/A
               Aggressive Profile Fund       $ 147          $ 609        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust

                     Bond Fund
                     Capital Appreciation Fund
                     Equity-Income Fund
                     Growth and Income Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Bond Fund
                     Growth and Income Fund
                     Managed Fund
                     Money Market Fund
                     Special Opportunities Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Money Market Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust


                Standard Class
                     Bond Fund
                     Capital Appreciation Fund


                Service Class
                     Aggressive Growth
                     Global Asset Allocation
                     International
                     Social Awareness


                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range for the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (4.72)%.

AG-2

Average Annual Total Return


                                                     For periods ended 12/31/04
                                       -------------------------------------------------------
                                        1 year        5 years        10 years        Lifetime*
                                       --------      ---------      ----------      ----------
              Aggressive Growth        13.37%        N/A            N/A             21.24%
  Russell Midcap Growth Index**        15.48%        N/A            N/A             33.05%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent appoximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.17%
 Annual Fund Operating Expenses                                                     1.16%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $118          $368           $638         $1,409


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 7.77%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (0.19)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 ---------------------------------------
                                  1 year        5 years        10 years        Lifetime*
                                 --------      ---------      ----------      ----------
  Global Asset Allocation        13.27%        N/A            N/A             16.39%
                   GSMI**        12.80%        N/A            N/A             24.07%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA
   (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.29%
 Annual Fund Operating Expenses                                                     1.28%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $130          $406           $702         $1,545


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 18.13%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 1.46%.


Average Annual Total Return


                                 For periods ended 12/31/04
                           ---------------------------------------
                            1 year        5 years        10 years        Lifetime*
                           --------      ---------      ----------      ----------
      International        20.63%        N/A            N/A             32.43%
  MSCI EAFE Index**        20.70%        N/A            N/A             41.17%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.82%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.16%
 Annual Fund Operating Expenses                                                     1.23%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $125          $390           $676         $1,489


I-4

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphais on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessaryily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 12.19%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.89)%.


Average Annual Total Return


                                    For periods ended 12/31/04
                              ---------------------------------------
                               1 year        5 years        10 years        Lifetime*
                              --------      ---------      ----------      ----------
      Social Awareness        12.42%        N/A            N/A             20.76%
  Russell 1000 Index**        11.40%        N/A            N/A             25.63%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.35%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.66%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $67           $211           $368           $822


SA-4

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     Money Market Fund
                     Social Awareness Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. The sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.69.%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses1                                                                        2.90%
 Total Annual Fund Operating Expenses                                                   3.59%
 Less Fee Waiver and Expense Reimbursement2                                            (2.75%)
 Net Expenses                                                                           0.84%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 86         $ 844        N/A             N/A

*Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of the comparable accounts shows you how a substantailly similar account (or composite of substantially similar accounts), managed by the applicable sub-advisers, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Asset Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two accounts, which included one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.63%
Less Fee Waiver and Expense Reimbursement2                                              (2.77%)
Net Expenses                                                                             0.86%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 88         $ 854        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the"Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occured while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent within MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request Total returns and expenses are not annualized for the first year of operations.

3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.88%
Less Fee Waiver and Expense Reimbursement2                                              (2.70%)
Net Expenses                                                                             1.18%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 120          $ 935        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

GO-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month of mangement. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price- to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses1 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            1.83%               1.04%
Less Fee Waiver and Expense Reimbursement2 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses1 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 0.77%                    1.03%
Less Fee Waiver and Expense Reimbursement2 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................                 0.84%                    0.89%

 1 "Other Expenses" are based on estimated expenses for the current fiscal year.

 2 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding Underlying Fund Fees and Expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 3 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 101          $ 638        N/A             N/A
                 Moderate Profile Fund       $ 108          $ 494        N/A             N/A
    Moderately Aggressive Profile Fund       $ 116          $ 462        N/A             N/A
               Aggressive Profile Fund       $ 121          $ 532        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth and Income Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses1 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            1.83%               1.04%
Less Fee Waiver and Expense Reimbursement2 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses1 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 0.77%                    1.03%
Less Fee Waiver and Expense Reimbursement2 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................                 0.84%                    0.89%

 1 "Other Expenses" are based on estimated expenses for the current fiscal year.

 2 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding Underlying Fund Fees and Expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 3 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 101          $ 638        N/A             N/A
                 Moderate Profile Fund       $ 108          $ 494        N/A             N/A
    Moderately Aggressive Profile Fund       $ 116          $ 462        N/A             N/A
               Aggressive Profile Fund       $ 121          $ 532        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Growth and Income Fund
                     International Fund
                     Managed Fund
                     Social Awareness Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses1 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            1.83%               1.04%
Less Fee Waiver and Expense Reimbursement2 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses1 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 0.77%                    1.03%
Less Fee Waiver and Expense Reimbursement2 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................                 0.84%                    0.89%

 1 "Other Expenses" are based on estimated expenses for the current fiscal year.

 2 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding Underlying Fund Fees and Expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 3 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 101          $ 638        N/A             N/A
                 Moderate Profile Fund       $ 108          $ 494        N/A             N/A
    Moderately Aggressive Profile Fund       $ 116          $ 462        N/A             N/A
               Aggressive Profile Fund       $ 121          $ 532        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Money Market Fund
                     Social Awareness Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Service Class


                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range for the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (4.72)%.

AG-2

Average Annual Total Return


                                                     For periods ended 12/31/04
                                       -------------------------------------------------------
                                        1 year        5 years        10 years        Lifetime*
                                       --------      ---------      ----------      ----------
              Aggressive Growth        13.37%        N/A            N/A             21.24%
  Russell Midcap Growth Index**        15.48%        N/A            N/A             33.05%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent appoximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.17%
 Annual Fund Operating Expenses                                                     1.16%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $118          $368           $638         $1,409


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2004 at: 3.53%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                        ---------------------------------------
                                                         1 year        5 years        10 years        Lifetime*
                                                        --------      ---------      ----------      ----------
                                            Bond        5.05%         N/A            N/A             4.06%
           Lehman Brothers U.S. Government/Credit Index*4.19%         N/A            N/A             4.10%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.36%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.67%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $68           $214           $373           $835


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those included in the Russell 1000 Growth. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 13.51%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.


Average Annual Total Returns


                                                   For periods ended 12/31/04
                                     -------------------------------------------------------
                                      1 year        5 years        10 years        Lifetime*
                                     --------      ---------      ----------      ----------
         Capital Appreciation        5.02%         N/A            N/A             15.00%
  Russell 1000 Growth Index**        6.30%         N/A            N/A             20.91%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.06%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.93%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $95           $324           $572         $1,282


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. the sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.69%
 Distribution and/or Service (12b-1) fees1                                               0.25%
 Other Expenses2                                                                         2.90%
 Total Annual Fund Operating Expenses                                                    3.84%
 Less Fee Waiver and Expense Reimbursement3                                             (2.75%)
 Net Expenses                                                                            1.09%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.09% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 111          $ 918        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Assets Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two advisory accounts, including one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the Salomon Brothers Asset Management Composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.09%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (0.16)%.


Average Annual Total Return (Standard Class)


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income            9.77%       4.66%          12.24%
  Russell 1000 Value Index*           16.49%       5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.05%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            1.01%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $103          $330           $575         $1,279


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 7.77%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (0.19)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 ---------------------------------------
                                  1 year        5 years        10 years        Lifetime*
                                 --------      ---------      ----------      ----------
  Global Asset Allocation        13.27%        N/A            N/A             16.39%
                   GSMI**        12.80%        N/A            N/A             24.07%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA
   (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.29%
 Annual Fund Operating Expenses                                                     1.28%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $130          $406           $702         $1,545


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.88%
Less Fee Waiver and Expense Reimbursement3                                              (2.77%)
Net Expenses                                                                             1.11%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 113          $ 928        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the "Composite") seeks long-term growth of capital through a diversifed portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occurred while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent with MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance recrods from the Prior Firm are available upon request. Total returns and expenses are not annualized for the first year of operations.

3The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.45%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.30)%.


Average Annual Total Return (Standard Class)


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


GI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.33%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.04%
 Annual Fund Operating Expenses                                                     0.62%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $63           $199           $346           $774


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     4.13%
Less Fee Waiver and Expense Reimbursement3                                              (2.70%)
Net Expenses                                                                             1.43%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

GO-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 146         $ 1,008       N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            GO-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month under management. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


GO-4

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 18.13%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 1.46%.


Average Annual Total Return


                                 For periods ended 12/31/04
                           ---------------------------------------
                            1 year        5 years        10 years        Lifetime*
                           --------      ---------      ----------      ----------
      International        20.63%        N/A            N/A             32.43%
  MSCI EAFE Index**        20.70%        N/A            N/A             41.17%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.82%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.16%
 Annual Fund Operating Expenses                                                     1.23%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $125          $390           $676         $1,489


I-4

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 0.31%.

The fund's lowest return for a quarter occurred in the second quarter of 2003 at: 0.06%.

The fund's 7-day yield ending December 31, 2004 was 1.51%.


Average Annual Total Return


                                               For periods ended 12/31/04
                                         ---------------------------------------
                                          1 year        5 years        10 years        Lifetime*
                                         --------      ---------      ----------      ----------
                     Money Market        0.63%         N/A            N/A             0.51%
  Citigroup 90 day T-Bill Index**        1.24%         N/A            N/A             1.15%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.44%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.09%
 Annual Fund Operating Expenses                                                     0.78%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $80           $249           $433           $966


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphais on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessaryily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 12.19%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.89)%.


Average Annual Total Return


                                    For periods ended 12/31/04
                              ---------------------------------------
                               1 year        5 years        10 years        Lifetime*
                              --------      ---------      ----------      ----------
      Social Awareness        12.42%        N/A            N/A             20.76%
  Russell 1000 Index**        11.40%        N/A            N/A             25.63%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.35%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.66%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $67           $211           $368           $822


SA-4

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees)1 ...................            0.25%               0.25%
Other Expenses2 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            2.08%               1.29%
Less Fee Waiver and Expense Reimbursement3 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees)1 ...................                 0.25%                    0.25%
Other Expenses2 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 1.02%                    1.28%
Less Fee Waiver and Expense Reimbursement3 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................                 0.84%                    0.89%

 1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

 2 "Other Expenses" are based on estimated expenses for the current fiscal year.

 3 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 4 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 126          $ 714        N/A             N/A
                 Moderate Profile Fund       $ 133          $ 571        N/A             N/A
    Moderately Aggressive Profile Fund       $ 142          $ 539        N/A             N/A
               Aggressive Profile Fund       $ 147          $ 609        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust


                Standard Class
                     Bond Fund
                     Core Fund
                     Growth Fund
                     International Fund
                     Money Market Fund
                     Social Awareness Fund


                Service Class
                     Aggressive Growth Fund
                     Capital Appreciation Fund
                     Global Asset Allocation Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. The sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.69.%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses1                                                                        2.90%
 Total Annual Fund Operating Expenses                                                   3.59%
 Less Fee Waiver and Expense Reimbursement2                                            (2.75%)
 Net Expenses                                                                           0.84%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 86         $ 844        N/A             N/A

*Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of the comparable accounts shows you how a substantailly similar account (or composite of substantially similar accounts), managed by the applicable sub-advisers, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Asset Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two accounts, which included one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.63%
Less Fee Waiver and Expense Reimbursement2                                              (2.77%)
Net Expenses                                                                             0.86%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 88         $ 854        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the"Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occured while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent within MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request Total returns and expenses are not annualized for the first year of operations.

3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range for the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (4.72)%.

AG-2

Average Annual Total Return


                                                     For periods ended 12/31/04
                                       -------------------------------------------------------
                                        1 year        5 years        10 years        Lifetime*
                                       --------      ---------      ----------      ----------
              Aggressive Growth        13.37%        N/A            N/A             21.24%
  Russell Midcap Growth Index**        15.48%        N/A            N/A             33.05%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent appoximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.17%
 Annual Fund Operating Expenses                                                     1.16%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $118          $368           $638         $1,409


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those included in the Russell 1000 Growth. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 13.51%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.


Average Annual Total Returns


                                                   For periods ended 12/31/04
                                     -------------------------------------------------------
                                      1 year        5 years        10 years        Lifetime*
                                     --------      ---------      ----------      ----------
         Capital Appreciation        5.02%         N/A            N/A             15.00%
  Russell 1000 Growth Index**        6.30%         N/A            N/A             20.91%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.06%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.93%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $95           $324           $572         $1,282


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 7.77%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (0.19)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 ---------------------------------------
                                  1 year        5 years        10 years        Lifetime*
                                 --------      ---------      ----------      ----------
  Global Asset Allocation        13.27%        N/A            N/A             16.39%
                   GSMI**        12.80%        N/A            N/A             24.07%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA
   (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.29%
 Annual Fund Operating Expenses                                                     1.28%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $130          $406           $702         $1,545


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.45%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.30)%.


Average Annual Total Return (Standard Class)


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


GI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.33%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.04%
 Annual Fund Operating Expenses                                                     0.62%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $63           $199           $346           $774


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     4.13%
Less Fee Waiver and Expense Reimbursement3                                              (2.70%)
Net Expenses                                                                             1.43%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

GO-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 146         $ 1,008       N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            GO-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month under management. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


GO-4

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees)1 ...................            0.25%               0.25%
Other Expenses2 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            2.08%               1.29%
Less Fee Waiver and Expense Reimbursement3 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees)1 ...................                 0.25%                    0.25%
Other Expenses2 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 1.02%                    1.28%
Less Fee Waiver and Expense Reimbursement3 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................                 0.84%                    0.89%

 1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

 2 "Other Expenses" are based on estimated expenses for the current fiscal year.

 3 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 4 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 126          $ 714        N/A             N/A
                 Moderate Profile Fund       $ 133          $ 571        N/A             N/A
    Moderately Aggressive Profile Fund       $ 142          $ 539        N/A             N/A
               Aggressive Profile Fund       $ 147          $ 609        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust


                Standard Class
                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Global Asset Allocation Fund
                     International Fund
                     Money Market Fund
                     Social Awareness Fund


                Service Class
                     Core Fund
                     Equity-Income
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. the sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.69%
 Distribution and/or Service (12b-1) fees1                                               0.25%
 Other Expenses2                                                                         2.90%
 Total Annual Fund Operating Expenses                                                    3.84%
 Less Fee Waiver and Expense Reimbursement3                                             (2.75%)
 Net Expenses                                                                            1.09%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.09% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 111          $ 918        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Assets Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two advisory accounts, including one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the Salomon Brothers Asset Management Composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.09%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (0.16)%.


Average Annual Total Return (Standard Class)


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income            9.77%       4.66%          12.24%
  Russell 1000 Value Index*           16.49%       5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.05%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            1.01%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $103          $330           $575         $1,279


EI-4

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.88%
Less Fee Waiver and Expense Reimbursement3                                              (2.77%)
Net Expenses                                                                             1.11%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 113          $ 928        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the "Composite") seeks long-term growth of capital through a diversifed portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occurred while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent with MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance recrods from the Prior Firm are available upon request. Total returns and expenses are not annualized for the first year of operations.

3The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.45%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.30)%.


Average Annual Total Return (Standard Class)


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


GI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.33%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.04%
 Annual Fund Operating Expenses                                                     0.62%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $63           $199           $346           $774


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     4.13%
Less Fee Waiver and Expense Reimbursement3                                              (2.70%)
Net Expenses                                                                             1.43%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

GO-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 146         $ 1,008       N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            GO-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month under management. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


GO-4

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees)1 ...................            0.25%               0.25%
Other Expenses2 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            2.08%               1.29%
Less Fee Waiver and Expense Reimbursement3 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees)1 ...................                 0.25%                    0.25%
Other Expenses2 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 1.02%                    1.28%
Less Fee Waiver and Expense Reimbursement3 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................                 0.84%                    0.89%

 1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

 2 "Other Expenses" are based on estimated expenses for the current fiscal year.

 3 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 4 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 126          $ 714        N/A             N/A
                 Moderate Profile Fund       $ 133          $ 571        N/A             N/A
    Moderately Aggressive Profile Fund       $ 142          $ 539        N/A             N/A
               Aggressive Profile Fund       $ 147          $ 609        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Global Asset Allocation Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

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Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

Standard Class
     Aggressive Growth Fund
     Bond Fund
     Capital Appreciation Fund
     Core Fund
     Equity-Income Fund
     Global Asset Allocation Fund
     Growth Fund
     Growth and Income Fund
     International Fund
     Managed Fund
     Money Market Fund
     Social Awareness Fund
   Special Opportunities Fund

Service Class
     Growth Opportunities
     Lincoln Profile Funds:
     Conservative Profile Fund
     Moderate Profile Fund
   Moderately Aggressive Profile Fund
   Aggressive Profile Fund









                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. The sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.69.%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses1                                                                        2.90%
 Total Annual Fund Operating Expenses                                                   3.59%
 Less Fee Waiver and Expense Reimbursement2                                            (2.75%)
 Net Expenses                                                                           0.84%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 86         $ 844        N/A             N/A

*Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of the comparable accounts shows you how a substantailly similar account (or composite of substantially similar accounts), managed by the applicable sub-advisers, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Asset Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two accounts, which included one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.63%
Less Fee Waiver and Expense Reimbursement2                                              (2.77%)
Net Expenses                                                                             0.86%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 88         $ 854        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the"Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occured while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent within MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request Total returns and expenses are not annualized for the first year of operations.

3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     4.13%
Less Fee Waiver and Expense Reimbursement3                                              (2.70%)
Net Expenses                                                                             1.43%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

GO-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 146         $ 1,008       N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            GO-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month under management. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


GO-4

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees)1 ...................            0.25%               0.25%
Other Expenses2 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            2.08%               1.29%
Less Fee Waiver and Expense Reimbursement3 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees)1 ...................                 0.25%                    0.25%
Other Expenses2 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 1.02%                    1.28%
Less Fee Waiver and Expense Reimbursement3 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................                 0.84%                    0.89%

 1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

 2 "Other Expenses" are based on estimated expenses for the current fiscal year.

 3 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 4 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 126          $ 714        N/A             N/A
                 Moderate Profile Fund       $ 133          $ 571        N/A             N/A
    Moderately Aggressive Profile Fund       $ 142          $ 539        N/A             N/A
               Aggressive Profile Fund       $ 147          $ 609        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth and Income Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Growth and Income Fund
                     Special Opportunities Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range of the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return


                                            For periods ended 12/31/04
                                      --------------------------------------
                                       1 year        5 years        10 years
                                      --------      ---------      ---------
             Aggressive Growth        13.66%        -7.35%            5.83%
  Russell Midcap Growth Index*        15.48%        -3.36%           11.23%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.17%
 Annual Fund Operating Expenses                                                         0.91%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $93           $290           $504         $1,120


                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return


                                                             For periods ended 12/31/04
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
                                           Bond        5.30%         8.54%          7.82%
  Lehman Brothers U.S. Government/Credit Index*        4.19%         8.00%          7.80%

* The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.36%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.42%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns


                                          For periods ended 12/31/04
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
        Capital Appreciation        5.28%         -8.68%         9.26%
  Russell 1000 Growth Index*        6.30%         -9.29%         9.59%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.81%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.68%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $69           $246           $437           $990


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. The sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                        0.69.%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses1                                                                        2.90%
 Total Annual Fund Operating Expenses                                                   3.59%
 Less Fee Waiver and Expense Reimbursement2                                            (2.75%)
 Net Expenses                                                                           0.84%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.84% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 86         $ 844        N/A             N/A

*Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of the comparable accounts shows you how a substantailly similar account (or composite of substantially similar accounts), managed by the applicable sub-advisers, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Asset Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two accounts, which included one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income        9.77%           4.66%          12.24%
  Russell 1000 Value Index*        16.49 %         5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%

1Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 --------------------------------------
                                  1 year        5 years        10 years
                                 --------      ---------      ---------
  Global Asset Allocation        13.54%        0.97%          8.49%
                    GSMI*        12.80%        2.58%          9.39%

* The Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.29%
 Annual Fund Operating Expenses                                                         1.03%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $105          $328           $569         $1,259


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.63%
Less Fee Waiver and Expense Reimbursement2                                              (2.77%)
Net Expenses                                                                             0.86%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years*        10 years*
--------      ---------      ----------      ----------
   $ 88         $ 854        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the"Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occured while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent within MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request Total returns and expenses are not annualized for the first year of operations.

3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.04%
 Annual Fund Operating Expenses                                                         0.37%


GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $38           $119           $208           $468


                                                                            GI-3

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Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees                                               None
Other Expenses1                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.88%
Less Fee Waiver and Expense Reimbursement2                                              (2.70%)
Net Expenses                                                                             1.18%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 120          $ 935        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

GO-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month of mangement. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price- to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return


                                For periods ended 12/31/04
                          --------------------------------------
                           1 year        5 years        10 years
                          --------      ---------      ---------
     International        20.94%           6.61%       8.87%
  MSCI EAFE Index*        20.70%          -0.80%       5.94%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.82%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.98%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $100          $312           $542         $1,201


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from $1.6 billion to $12.3 billion, as measured by Russell. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
              Citigroup 90 Day T-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

***The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approimately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

****Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.09%
 Annual Fund Operating Expenses                                                         0.49%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $50           $157           $274           $616


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Classfrom year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten yearperiods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the secondquarter of 2004 at: 0.14%.

The fund's 7-day yield ending December 31, 2004 was 1.76%.


Average Annual Total Return


                                              For periods ended 12/31/04
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                     MoneyMarket        0.88%         2.59%          3.86%
  Citigroup 90 day T-Bill Index*        1.24%         2.79%          3.99%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.09%
 Annual Fund Operating Expenses                                                        0.53%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $54           $170           $296           $665


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
     Social Awareness        12.70%        -0.81%         12.90%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.47%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $48           $151           $263           $591


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses1 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            1.83%               1.04%
Less Fee Waiver and Expense Reimbursement2 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses1 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 0.77%                    1.03%
Less Fee Waiver and Expense Reimbursement2 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)3 .................................................                 0.84%                    0.89%

 1 "Other Expenses" are based on estimated expenses for the current fiscal year.

 2 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding Underlying Fund Fees and Expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 3 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 101          $ 638        N/A             N/A
                 Moderate Profile Fund       $ 108          $ 494        N/A             N/A
    Moderately Aggressive Profile Fund       $ 116          $ 462        N/A             N/A
               Aggressive Profile Fund       $ 121          $ 532        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The


GPD-8

identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years. The table does not include information for the new funds, which do not have operating histories. With respect to the funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
12/31/2000            $19.038           (0.083)              (0.279)             (0.362)
Lincoln VIP Bond Fund 3,5,6
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
12/31/2000            $11.436            0.787                0.426               1.213
Lincoln VIP Capital Appreciation Fund 3,7
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
12/31/2000            $31.466           (0.047)              (4.694)             (4.741)
Lincoln VIP Equity-Income Fund 3,8
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
12/31/2000            $22.047            0.164                1.583               1.747
Lincoln VIP Global Asset Allocation Fund 3,9,10,11
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
12/31/2000            $16.793            0.393               (1.259)             (0.866)
Lincoln VIP Growth and Income Fund 3,12,13
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
12/31/2000            $51.710            0.482               (5.129)             (4.647)
Lincoln VIP International Fund 3,15
12/31/2004            $13.620            0.332                2.509               2.841
12/31/2003            $ 9.797            0.311                3.745               4.056
12/31/2002            $11.155            0.199               (1.403)             (1.204)
12/31/2001            $13.769            0.212               (1.469)             (1.257)
12/31/2000            $14.374            0.287               (0.284)              0.003



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2,3
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
12/31/2000                  -              (1.032)             (1.032)           $17.644          (2.69%)
Lincoln VIP Bond Fund 3,5,6
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
12/31/2000             (0.758)                  -              (0.758)           $11.891          10.89%
Lincoln VIP Capital Appreciation
Fund 3,7
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
12/31/2000                  -              (1.380)             (1.380)           $25.345         (15.85%)
Lincoln VIP Equity-Income Fund
3,8
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
12/31/2000             (0.125)             (6.226)             (6.351)           $17.443          10.62%
Lincoln VIP Global Asset
Allocation Fund 3,9,10,11
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
12/31/2000                  -              (1.145)             (1.145)           $14.782          (5.44%)
Lincoln VIP Growth and Income
Fund 3,12,13
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
12/31/2000             (0.492)             (3.322)             (3.814)           $43.249          (9.63%)
Lincoln VIP International Fund
3,15
12/31/2004             (0.157)                  -              (0.157)           $16.304          20.94%
12/31/2003             (0.233)                  -              (0.233)           $13.620          41.62%
12/31/2002             (0.154)                  -              (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)             (1.098)             (1.357)           $11.155          (9.96%)
12/31/2000             (0.272)             (0.336)             (0.608)           $13.769           0.11%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2,3
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
12/31/2000             0.78%            (0.41%)                106%          $  591,414
Lincoln VIP
Bond Fund
3,5,6
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
12/31/2000             0.55%             6.55%                 167%          $  337,187
Lincoln VIP
Capital
Appreciation
Fund 3,7
12/31/2004            0.80%14           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
12/31/2000             0.76%            (0.15%)                 62%          $1,689,681
Lincoln VIP
Equity-Income
Fund 3,8
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
12/31/2000             0.79%             0.89%                 143%          $  866,074
Lincoln VIP
Global Asset
Allocation
Fund 3,9,10,11
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
12/31/2000             0.94%             2.51%                 154%          $  389,004
Lincoln VIP
Growth and
Income Fund
3,12,13
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
12/31/2000             0.36%             1.00%                  65%          $3,612,222
Lincoln VIP
International
Fund 3,15
12/31/2004             0.98%             2.33%                   9%          $  435,012
12/31/2003             1.04%             2.81%                  14%          $  352,183
12/31/2002             1.02%             1.84%                   9%          $  255,516
12/31/2001             0.99%             1.74%                  13%          $  320,680
12/31/2000             0.96%             2.13%                   7%          $  403,589

GPD-10


                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)             Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
12/31/2000            $18.910           0.628                (0.865)             (0.237)
Lincoln VIP Money Market Fund 18
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
12/31/2000            $10.000           0.590                     -               0.590
Lincoln VIP Social Awareness Fund 3,19
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
12/31/2000            $44.292           0.267                (3.549)             (3.282)
Lincoln VIP Special Opportunities Fund 3,20
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
12/31/2000            $28.225           0.536                 3.153               3.689



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Managed Fund 3,16,17
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
12/31/2000             (0.660)            (1.095)              (1.755)           $16.918          (1.41%)
Lincoln VIP Money Market Fund 18
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
12/31/2000             (0.590)                 -               (0.590)           $10.000           6.06%
Lincoln VIP Social Awareness
Fund 3,19
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
12/31/2000             (0.282)            (3.520)              (3.802)           $37.208          (8.33%)
Lincoln VIP Special
Opportunities Fund 3,20
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
12/31/2000             (0.494)            (5.574)              (6.068)           $25.846          16.04%



                                                                                 Net
                       Ratio of         Ratio of Net                          Assets At
                     Expenses to         Investment                             End of
                       Average            Income to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Managed Fund
3,16,17
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
12/31/2000             0.44%               3.46%               110%          $  759,875
Lincoln VIP
Money Market
Fund 18
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
12/31/2000             0.58%               5.91%               N/A           $  253,097
Lincoln VIP
Social
Awareness Fund
3,19
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
12/31/2000             0.38%               0.64%                76%          $1,510,276
Lincoln VIP
Special
Opportunities
Fund 3,20
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
12/31/2000             0.49%               2.15%                75%          $  536,287

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
 Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.


6 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the Fund's sub-adviser.

10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

11 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
   (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

13 Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage
   Investment Advisors as the sub-advisor of the Fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

14 Net of the advisory fee waiver, if no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.


                                                                          GPD-11

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

17 As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
   (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.



General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-12

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Service Class


                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus May 1, 2005



Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.6 billion to $12.3 billion as of June 30, 2004 while the range for the S&P MidCap 400 Index was $600 million to $5.2 billion as of December 31, 2004.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Portfolio Turnover and Other Information

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 106% in 2004 and 94% in 2003.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (4.72)%.

AG-2

Average Annual Total Return


                                                     For periods ended 12/31/04
                                       -------------------------------------------------------
                                        1 year        5 years        10 years        Lifetime*
                                       --------      ---------      ----------      ----------
              Aggressive Growth        13.37%        N/A            N/A             21.24%
  Russell Midcap Growth Index**        15.48%        N/A            N/A             33.05%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent appoximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.17%
 Annual Fund Operating Expenses                                                     1.16%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $118          $368           $638         $1,409


                                                                            AG-3

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Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers U.S.
Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 329% in 2004 and 652% in 2003. These turnover rates (e.g., over 100%) are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2004 at: 3.53%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).


Average Annual Total Return


                                                              For periods ended 12/31/04
                                                        ---------------------------------------
                                                         1 year        5 years        10 years        Lifetime*
                                                        --------      ---------      ----------      ----------
                                            Bond        5.05%         N/A            N/A             4.06%
           Lehman Brothers U.S. Government/Credit Index*4.19%         N/A            N/A             4.10%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Lehman Brothers U.S. Government/Credit Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.36%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.67%

                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $68           $214           $373           $835


B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those included in the Russell 1000 Growth. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1.6 billion, but less than $12.3 billion, as measured by Russell. The fund may also invest in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 33% in 2004 and 21% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in


                                                                            CA-1

the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 13.51%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.


Average Annual Total Returns


                                                   For periods ended 12/31/04
                                     -------------------------------------------------------
                                      1 year        5 years        10 years        Lifetime*
                                     --------      ---------      ----------      ----------
         Capital Appreciation        5.02%         N/A            N/A             15.00%
  Russell 1000 Growth Index**        6.30%         N/A            N/A             20.91%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.


CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.06%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.93%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $95           $324           $572         $1,282


                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.

The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark.

The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. the sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.69%
 Distribution and/or Service (12b-1) fees1                                               0.25%
 Other Expenses2                                                                         2.90%
 Total Annual Fund Operating Expenses                                                    3.84%
 Less Fee Waiver and Expense Reimbursement3                                             (2.75%)
 Net Expenses                                                                            1.09%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.09% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


C-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 111          $ 918        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                             C-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Assets Management Inc.

The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2004, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two advisory accounts, including one mutual fund and one separate account.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                                               For periods ended 12/31/04
                                                        ----------------------------------------
                                                          1 year         5 years        10 years
                                                        ----------      ---------      ---------
  Salomon Brothers Asset Management Composite1,2            8.86%          1.99%       11.68%
                                  S&P 500 Index3           10.88%         -2.30%       12.07%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2 The inception date of the Salomon Brothers Asset Management Composite was 1/1994. Total returns and expenses are not annualized for the first year of operations.

3 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).

C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 120% in 2004 and 134% in 2003.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            EI-1

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


EI-2

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.09%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (0.16)%.


Average Annual Total Return (Standard Class)


                                          For periods ended 12/31/04
                                   ----------------------------------------
                                     1 year         5 years        10 years
                                   ----------      ---------      ---------
              Equity-Income            9.77%       4.66%          12.24%
  Russell 1000 Value Index*           16.49%       5.27%          13.82%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.


                                                                            EI-3

Fees and Expenses

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.05%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            1.01%

1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2006, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $103          $330           $575         $1,279


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 139% in 2004 and 191% in 2003.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 7.77%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (0.19)%.


Average Annual Total Return


                                       For periods ended 12/31/04
                                 ---------------------------------------
                                  1 year        5 years        10 years        Lifetime*
                                 --------      ---------      ----------      ----------
  Global Asset Allocation        13.27%        N/A            N/A             16.39%
                   GSMI**        12.80%        N/A            N/A             24.07%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Global Securities Markets Index (GSMI) is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA
   (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.29%
 Annual Fund Operating Expenses                                                     1.28%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $130          $406           $702         $1,545


                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Fund (fund) is long-term growth.

The fund pursues its investment objective by investing in a diversified group of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks. The fund invests primarily in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2004, the companies included in this index had a weighted average market capitalization of approximately $75.2 billion.

In selecting securities from the Russell 1000 Index, a proprietary quantitative model is used. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The fund looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. However, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Index; and
  o Weighted individual stocks within the Russell 1000 Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities and securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. Higher portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


                                                                             G-1

The fund follows an investment style that favors growth companies. Historically, growth stocks have performed best during the later stages of economic expansion. At times when the investing style used by a fund is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges.

Investing in foreign stocks (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.74%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     3.88%
Less Fee Waiver and Expense Reimbursement3                                              (2.77%)
Net Expenses                                                                             1.11%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 113          $ 928        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

G-2

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2004, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                              For periods ended 12/31/04
                                       ----------------------------------------
                                         1 year         5 years        Lifetime
                                       ----------      ---------      ---------
  Mercury Advisors Composite1,2           11.26%       -1.65%         -1.64%
     Russell 1000 Growth Index3            6.30%       -9.29%         -9.28%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors Large Cap Growth Composite (the "Composite") seeks long-term growth of capital through a diversifed portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occurred while members of MLIM's portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent with MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance recrods from the Prior Firm are available upon request. Total returns and expenses are not annualized for the first year of operations.

3The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2004 and 72% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.45%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.30)%.


Average Annual Total Return (Standard Class)


                                   For periods ended 12/31/04
                             --------------------------------------
                              1 year        5 years        10 years
                             --------      ---------      ---------
    Growth and Income        11.99%        -1.90%         10.74%
  Russell 1000 Index*        11.40%        -1.76%         12.16%

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


GI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.33%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.04%
 Annual Fund Operating Expenses                                                     0.62%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $63           $199           $346           $774


                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company. When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $1.6 billion, and up to $3.1 billion, as of June 30, 2004 respectively.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments. The fund believes that a company's worth can be assessed by several factors, such as: sales and earnings growth, quality of management, financial resources, product development, overall business prospects, value of assets, and/or position to take advantage of new technologies or emerging industries.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mercury Advisors, a division of Merrill Lynch Investment Managers. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.


                                                                            GO-1

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The fund had not commenced operations as of the date of this prospectus. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases                                                N/A
Deferred Sales Charge (Load)                                                            N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A
Redemption Fee                                                                          N/A
Exchange Fee                                                                            N/A
Account Maintenance Fee                                                                 N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee                                                                           0.99%
Distribution and/or Service (12b-1) fees1                                                0.25%
Other Expenses2                                                                          2.89%
Total Annual Fund Operating Expenses                                                     4.13%
Less Fee Waiver and Expense Reimbursement3                                              (2.70%)
Net Expenses                                                                             1.43%

1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

2 "Other Expenses" are based on estimated expenses for the current fiscal year.

3 Lincoln Life has contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through September 1, 2006, and review automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

GO-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


  1 year         3 years        5 years*        10 years*
----------      ---------      ----------      ----------
   $ 146         $ 1,008       N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            GO-3

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.

The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2004, the composite consisted of two separate accounts and one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.


                                             For periods ended 12/31/04
                                       --------------------------------------
                                        1 year        5 years        Lifetime
                                       --------      ---------      ---------
  Mercury Advisors Composite1,2        15.10%        -0.35%           12.12%
     Russell 2000 Growth Index3        14.31%        -3.57%            4.74%

1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2The Mercury Advisors U.S. Small Cap Growth Composite ("the Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month under management. Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the 2,000 largest U.S. companies based on total market capitalization.


GO-4

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


                                                                             I-1

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 9% in 2004 and 14% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 18.13%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 1.46%.


Average Annual Total Return


                                 For periods ended 12/31/04
                           ---------------------------------------
                            1 year        5 years        10 years        Lifetime*
                           --------      ---------      ----------      ----------
      International        20.63%        N/A            N/A             32.43%
  MSCI EAFE Index**        20.70%        N/A            N/A             41.17%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.82%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.16%
 Annual Fund Operating Expenses                                                     1.23%


                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $125          $390           $676         $1,489


I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers U.S. Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.


Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $89.4 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations ranging from$1.6 billion to $12.3 billion, as measured by Russell.The stock category may also include investments insmall-sized U.S. companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 145% in 2004 and 237% in 2003.These turnover rates (e.g., over 100%) are representative of the manager's investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark. The fund's lower portfolio turnover rate in 2004 was largely due to market conditions in the debt obligations category.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

                                                                             M-3

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance.Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contact expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 7.58%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 0.03%.


Average Annual Total Return (Standard Class)


                                                              Forperiods ended 12/31/04
                                                       ----------------------------------------
                                                         1 year         5 years        10 years
                                                       ----------      ---------      ---------
                                        Managed           10.00%          3.13%          9.59%
  Lehman Brothers U.S. Government/Credit Index*            4.19%          8.00%          7.80%
                           Russell 1000 Index**           11.40%         -1.76%         12.16%
                          Russell 2000 Index***           18.33%          6.61%         11.53%
               Citigroup 90 DayT-Bill Index****            1.24%          2.79%          3.99%

* The Lehman Brothers U.S. Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of theRussell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

*** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

**** Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.


                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                          N/A
 Deferred Sales Charge (Load)                                                      N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                       N/A
 Redemption Fee                                                                    N/A
 Exchange Fee                                                                      N/A
 Account Maintenance Fee                                                           N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                    0.40%
 Distribution and/or Service (12b-1) fees                                          0.25%
 Other Expenses                                                                    0.09%
 Annual Fund Operating Expenses                                                    0.74%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $76           $237           $411           $918


M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 0.31%.

The fund's lowest return for a quarter occurred in the second quarter of 2003 at: 0.06%.

The fund's 7-day yield ending December 31, 2004 was 1.51%.


Average Annual Total Return


                                               For periods ended 12/31/04
                                         ---------------------------------------
                                          1 year        5 years        10 years        Lifetime*
                                         --------      ---------      ----------      ----------
                     Money Market        0.63%         N/A            N/A             0.51%
  Citigroup 90 day T-Bill Index**        1.24%         N/A            N/A             1.15%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.44%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.09%
 Annual Fund Operating Expenses                                                     0.78%


MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $80           $249           $433           $966


                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphais on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $82.9 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses; and/or
  o the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


                                                                            SA-1

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 38% in 2004 and 60% in 2003.


Other Strategies

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessaryily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2003 at: 12.19%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.89)%.


Average Annual Total Return


                                    For periods ended 12/31/04
                              ---------------------------------------
                               1 year        5 years        10 years        Lifetime*
                              --------      ---------      ----------      ----------
      Social Awareness        12.42%        N/A            N/A             20.76%
  Russell 1000 Index**        11.40%        N/A            N/A             25.63%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.35%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.66%


                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $67           $211           $368           $822


SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2004, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $5.0 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 36% in 2004 and 80% in 2003.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information (a) changes in the performance of the fund's Standard Class from year to year ; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are shown below and are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]




During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 13.27%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: 1.20%.


Average Annual Total Return (Standard Class)


                                           For periods ended 12/31/04
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
        Special Opportunities        22.76%        11.47%         13.20%
  Russell Midcap Value Index*        23.71%        13.48%         15.72%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.40%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.07%
 Annual Fund Operating Expenses                                                     0.72%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $74           $230           $401           $894


                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?

Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest in individual securities, such as money market securities.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:



Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with a
                                 greater emphasis on
                                 income.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust and the Delaware VIP Trust, which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund.


                                                                            FF-1

The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.

Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?

Each fund has not commenced operations as of the date of this prospectus. Once the funds have performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.



FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees)1 ...................            0.25%               0.25%
Other Expenses2 .............................................            1.58%               0.79%
Total Annual Fund Operating Expenses ........................            2.08%               1.29%
Less Fee Waiver and Expense Reimbursement3 ..................           (1.53%)             (0.74%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................            0.69%               0.76%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees)1 ...................                 0.25%                    0.25%
Other Expenses2 .............................................                 0.52%                    0.78%
Total Annual Fund Operating Expenses ........................                 1.02%                    1.28%
Less Fee Waiver and Expense Reimbursement3 ..................                (0.47%)                  (0.73%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)4 .................................................                 0.84%                    0.89%

 1 The fund's distribution and service plan authorizes the fund to pay to insurance companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the fund's Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%.

 2 "Other Expenses" are based on estimated expenses for the current fiscal year.

 3 Lincoln Life has contractually agreed to reimburse each fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through September 1, 2006, and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

 4 In addition to the Total Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the applicable underlying funds. The "Underlying Fund Fees and Expenses" in the chart are based on estimated expenses for the current fiscal year. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each fund of funds. The funds' expense ratios will vary based on the actual allocation to the underlying funds.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                                             1 year        3 years        5 years*        10 years*
                                            --------      ---------      ----------      ----------
             Conservative Profile Fund       $ 126          $ 714        N/A             N/A
                 Moderate Profile Fund       $ 133          $ 571        N/A             N/A
    Moderately Aggressive Profile Fund       $ 142          $ 539        N/A             N/A
               Aggressive Profile Fund       $ 147          $ 609        N/A             N/A

*Only one-year and three-year examples are shown since the fund is new. The fund will have expenses beyond year three.

                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.

                                                                           GPD-1


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.36% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 35 years.

                                 Portfolio Manager: Mr. Blaine Rollins, Executive Vice President of Janus, has been responsible for managing the fund since 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and is a CFA Charterholder.
Core Fund                        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.69%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of
                                 Citigroup Inc., 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, Chief Investment Officer of Smith Barney Funds Manage-
                                 ment LLC (SBFM) and Managing Director of Citigroup Global Markets Inc. (CGM), is respon-
                                 sible for the fund's day-to-day management. Mr. Cohen joined CGM in 1969; he holds a bach-
                                 elor's degree from Case Western Reserve University and a PhD from Tufts University. Scott
                                 Glasser, investment officer of SBFM and Managing Director of CGM, currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined CGM in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylvania State Uni-
                                 versity.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2004, FMR, including its affiliates, had approximately $932.8 billion in mutual fund assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-
                                 owned subsidiary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.

GPD-2


Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the U.S. Allocation invest-
                                    ment management team, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and portfolio con-
                                    struction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as coordinator has responsibility for allocating the fund's assets among the various managers and analysts, occa-
                                    sionally implementing trades on behalf of analysts on the team and reviewing the overall com-
                                    position of the fund to ensure its compliance with its stated investment objectives and strate-
                                    gies. Mr. Singer joined UBS in 1990.
Growth Fund                         Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                    0.74% of
                                    the fund's average net assets).

                                    Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                    9011, Princeton, NJ 08543.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM")
                                    since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining
                                    MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and an Executive
                                    Vice President thereof from 1991 to 1999.
Growth and Income Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                    0.33% of the fund's average net assets).

                                    Sub-Adviser: None

                                    Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                    Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                    Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                    Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined
                                    Dela-
                                    ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                    President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                    Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined
                                    Delaware
                                    Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                    Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                    Charterholders.

                                                                           GPD-3


Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ===============================================================================================
Growth Opportunities Fund        Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is 0.99%
                                 of
                                 the fund's average net assets).

                                 Sub-Adviser: Mercury Advisors, a division of Merrill Lynch Investment Managers, PO Box
                                 9011, Princeton, NJ 08543.

                                 Portfolio Manager: The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. Ronald J. Zibelli, Jr. is the senior portfolio manager of the fund and is primarily
                                 responsible for the day-to-day management of the fund's portfolio and its investment selec-
                                 tion. Mr. Zibelli is a director of Merrill Lynch Investment Managers and has been a portfolio manager for Merrill Lynch Investment Managers therewith since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Management from 1997 to 1999.
International Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                 0.82% of the fund's average net assets).

                                 Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                                 6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                 Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                 Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                                 Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                                 Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                                 ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                                 Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                                 Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                                 versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                                 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                                 Society of Investment Professionals.

GPD-4


Fund                     Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===================      ================================================================================================
Managed Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.40% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                         S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                         President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                         Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                         Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                         tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                         Vanguard Group. All team members are CFA Charterholders.

                         Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                         Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                         agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                         Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                         sity and is a CFA Charterholder.

                         Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                         Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                         University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                         ment Management Research.
Money Market Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                         0.44% of the fund's average net assets).

                         Sub-Adviser: None.

                         Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                         Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                         GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                         Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                         Investment Management Research.

                                                                           GPD-5


Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. All team members are CFA
                                  Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2004 was
                                  0.40% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.

GPD-6


Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (the fund has not operated for a full fiscal year; the advisory fee rate is
                                     0.25% of
Moderate Profile Fund                the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille serves as the portfolio manager of the fund. Mr. Castille is a
                                     Managing Director of Wilshire and the Chief Investment Officer of Wilshire's Funds Manage-
                                     ment Division. Mr. Castille joined the firm in 2001 and is the head of risk management for the
                                     Funds Management Division and manages Wilshire's Manager Research Group. Prior to join-
                                     ing Wilshire, he was a vice president at General Rockets and a Principal at Barclays
                                     Global
                                     Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola Uni-
                                     versity and a bachelor's degree from Louisiana State University.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


                                                                           GPD-7

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.



Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.



Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.


GPD-8

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


                                                                           GPD-9

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. The table does not include information for the new funds, which do not have operating histories. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.


                                                                             Income from Investment Operations
                                                                     -------------------------------------------------
                                                                                        Net Realized
                                                                                            and
                                                                                         Unrealized
                                                                                        Gain (Loss)
                                                     Net Asset            Net                on
                                                       Value          Investment        Investments        Total From
                                                     Beginning          Income          and Foreign        Investment
Period Ended                                         of Period          (Loss)           Currencies        Operations
----------------------------------------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                            $ 8.659           (0.061)             1.219            1.158
12/31/2003                                            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2,3
12/31/2004                                            $13.222            0.534              0.103            0.637
12/31/2003                                            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                            $16.766           (0.051)             0.893            0.842
12/31/2003                                            $14.021           (0.036)             2.781            2.745
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                            $12.700            0.157              1.512            1.669
12/31/2003                                            $11.578            0.062              1.411            1.473
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                            $26.971            0.270              3.495            3.765
Lincoln VIP International Fund 2,3
12/31/2004                                            $13.616            0.296              2.507            2.803
12/31/2003                                            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 3,8
12/31/2004                                            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2004                                            $10.000            0.062                  -            0.062
12/31/2003                                            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                            $25.991            0.300              2.918            3.218
12/31/2003                                            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                            $29.463            0.234              6.747         6.981



                                                                    Less Dividends and Distributions From:
                                                    ----------------------------------------------------------------------
                                                                                               Total
                                                         Net           Net Realized          Dividends          Net Asset
                                                     Investment           Gain on               and             Value End
Period Ended                                           Income           Investments        Distributions        of Period
----------------------------------------------      ------------      --------------      ---------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                                  -                  -                    -            $ 9.817
12/31/2003                                                  -                  -                    -            $ 8.659
Lincoln VIP Bond Fund 2,3
12/31/2004                                             (0.501)            (0.392)              (0.893)           $12.966
12/31/2003                                             (0.561)            (0.119)              (0.680)           $13.222
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                                  -                  -                    -            $17.608
12/31/2003                                                  -                  -                    -            $16.766
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                             (0.167)                 -               (0.167)           $18.013
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                             (0.190)                 -               (0.190)           $14.179
12/31/2003                                             (0.351)                 -               (0.351)           $12.700
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                             (0.340)                 -               (0.340)           $30.396
Lincoln VIP International Fund 2,3
12/31/2004                                             (0.122)                 -               (0.122)           $16.297
12/31/2003                                             (0.218)                 -               (0.218)           $13.616
Lincoln VIP Managed Fund 3,8
12/31/2004                                             (0.267)                 -               (0.267)           $15.386
Lincoln VIP Money Market Fund 2
12/31/2004                                             (0.062)                 -               (0.062)           $10.000
12/31/2003                                             (0.021)                 -               (0.021)           $10.000
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                             (0.189)                 -               (0.189)           $29.020
12/31/2003                                             (0.166)                 -               (0.166)           $25.991
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                             (0.345)                 -               (0.345)           $36.099



                                                                      Ratio of         Ratio of Net
                                                                    Expenses to         Investment
                                                                      Average            Income to         Portfolio
                                                      Total             Net             Average Net         Turnover
Period Ended                                         Return4           Assets             Assets              Rate
----------------------------------------------      ---------      -------------      --------------      -----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                          13.37%            1.16%            (0.69%)                106%
12/31/2003                                          20.73%            1.11%            (0.57%)                 94%9
Lincoln VIP Bond Fund 2,3
12/31/2004                                           5.05%            0.67%             4.06%                 329%
12/31/2003                                           1.58%            0.69%             3.84%                 652%9
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           5.02%            1.05%5           (0.31%)                 33%
12/31/2003                                          19.58%            1.06%            (0.37%)                 21%9
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                          14.42%            1.05%             1.40%                 120%6
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                          13.27%            1.28%             1.21%                 139%
12/31/2003                                          13.07%            1.29%             0.83%                 191%9
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                          14.02%            0.62%             1.55%                  38%6
Lincoln VIP International Fund 2,3
12/31/2004                                          20.63%            1.23%             2.08%                   9%
12/31/2003                                          31.03%            1.26%             2.08%                  14%9
Lincoln VIP Managed Fund 3,8
12/31/2004                                          11.16%            0.74%             1.91%                 145%6
Lincoln VIP Money Market Fund 2
12/31/2004                                           0.63%            0.78%             0.62%                N/A
12/31/2003                                           0.21%            0.78%             0.34%                N/A
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                          12.42%            0.66%             1.13%                  38%
12/31/2003                                          20.97%            0.68%             0.72%                  60%9
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                          24.00%            0.72%             1.19%                  36%6



                                                        Net
                                                     Assets At
                                                      End of
                                                      Period
                                                      (000's
Period Ended                                         omitted)
----------------------------------------------      ----------
Lincoln VIP Aggressive Growth Fund 1,2,3
12/31/2004                                           $  2,203
12/31/2003                                           $    693
Lincoln VIP Bond Fund 2,3
12/31/2004                                           $201,444
12/31/2003                                           $ 41,918
Lincoln VIP Capital Appreciation Fund 2,3
12/31/2004                                           $  3,812
12/31/2003                                           $    458
Lincoln VIP Equity-Income Fund 3,8
12/31/2004                                           $    253
Lincoln VIP Global Asset Allocation Fund 2,3,7
12/31/2004                                           $  3,842
12/31/2003                                           $    810
Lincoln VIP Growth and Income Fund 3,8
12/31/2004                                           $    132
Lincoln VIP International Fund 2,3
12/31/2004                                           $ 64,534
12/31/2003                                           $ 12,775
Lincoln VIP Managed Fund 3,8
12/31/2004                                           $    197
Lincoln VIP Money Market Fund 2
12/31/2004                                           $ 54,324
12/31/2003                                           $ 11,750
Lincoln VIP Social Awareness Fund2,3
12/31/2004                                           $ 42,558
12/31/2003                                           $  7,265
Lincoln VIP Special Opportunities Fund3,8
12/31/2004                                           $    246

1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

6 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the Fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. Ratios have been annualaized and total return has not been annualized.

9 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

GPD-10

General Information
If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2005, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-11

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